REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS









To International Interconnect, Inc.:





We have audited the accompanying balance sheet of INTERNATIONAL INTERCONNECT, INC. (a Florida corporation) as of December 31, 1997 and 1996 and the related statement of operations, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Interconnect, Inc. as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





Arthur Andersen LLP


Atlanta, Georgia
May 22, 1998


                                INTERNATIONAL INTERCONNECT, INC.


                                         BALANCE SHEETS


                                           March 31,    December 31,  December 31,
                  ASSETS                      1998          1997          1996

                                          (Unaudited)

   CURRENT ASSETS:
      Cash and cash equivalents           $   380,969   $     95,856  $   219,478

      Accounts receivable, net of
    allowance for doubtful accounts
    of 60,000, 56,000, and 279,826 at
    March 31, 1998, December 31,
    1997, and December 31, 1996,              560,134       559,817       506,990
    respectively
      Notes receivable                              0             0         1,200

      Unbilled accounts receivable            727,537       574,831       504,315

      Other receivables                        84,859        42,184        4,250

               Total current assets         1,753,499     1,272,688     1,236,233




 PROPERTY AND EQUIPMENT, net                  222,378       200,738       58,028





 OTHER ASSETS:
      Deposits                                197,751       172,751       139,650

               Total assets               $ 2,173,628    $1,646,177    $1,433,911



  LIABILITIES AND SHAREHOLDER'S EQUITY     March 31,    December 31   December 31,
                                              1998          1997          1996
                                          (Unaudited)

 CURRENT LIABILITIES:
      Accounts payable                    $ 1,026,750   $   593,558    $   628,928

      Accrued expenses                         34,182        19,043         27,471

      Customer deposits                        75,604        67,204         70,000

      Other current liabilities                60,412        79,143         10,109

              Total current                 1,196,948       758,948        736,508
            liabilities
 NONCURRENT LIABILITIES:
      Loan from bank                           18,463        18,463         31,000
      Due to related party                      9,389        57,269         342,786

              Total noncurrent                 27,852        75,732         373,786
            liabilities
              Total liabilities             1,224,800       834,680        1,204,099

 COMMITMENTS AND CONTINGENCIES
    (Note 5)

 SHAREHOLDER'S EQUITY:
      Common stock, $1 par value;
    7,500 shares authorized, 100
    shares issued and outstanding                 100          100            100

      Retained earnings                       948,728      811,397        343,517

              Total shareholder's             948,828      811,497        343,617
            equity
              Total liabilities and       $ 2,173,628   $1,646,177     $1,433,911
            shareholder's equity


      The accompanying notes are an integral part of these balance sheets.

                           INTERNATIONAL INTERCONNECT, INC.


                               STATEMENTS OF OPERATIONS






                                             MARCH 31,       December 31,       March 31,       December 31,
                                                1998             1997              1997             1996
                                            (UNAUDITED)                        (Unaudited)

 REVENUES                                $2,075,261       $6,977,676        $1,629,109       $4,440,527


 COST OF SERVICES                         1,528,269        4,955,727         1,069,444        2,857,175

 GROSS MARGIN                               546,992        2,021,949         559,665          1,583,352

 OPERATING EXPENSES:
    Selling, general, and
       administrative expenses              422,296        1,524,559         425,256          1,144,522

    Depreciation and amortization            14,288           46,014            11,504           26,227

                 Total operating
              expenses                      436,584        1,570,573         436,760          1,170,749

 OPERATING INCOME                           110,408          451,376           122,905          412,603


 OTHER INCOME                                26,923           16,504            2,405            3,689

 NET INCOME                               $ 137,331    $     467,880       $   125,310      $   416,292






        The accompanying notes are an integral part of these statements.


                           INTERNATIONAL INTERCONNECT, INC.


                                STATEMENT OF SHAREHOLDER'S EQUITY









                                        COMMON   RETAINED
                                         STOCK   EARNINGS   TOTAL


 BALANCE, DECEMBER 31, 1995             $100    $(72,775)  $(72,675)

  Net income                               0     416,292    416,292
 BALANCE, December 31, 1996              100     343,517    343,617

  Net income                               0     467,880    467,880
 BALANCE, DECEMBER 31, 1997             $100    $811,397   $811,497





          The accompanying notes are an integral part of this statement.


                                 INTERNATIONAL INTERCONNECT, INC.

                                    STATEMENTS OF CASH FLOWS





                                                           March 31,    December 31,   March 31,    December 31,
                                                              1998         1997          1997         1996

                                                          (UNAUDITED)                (Unaudited)

 CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                               $137,331     $467,880      $125,310     $416,292

      Adjustments to reconcile net income to net cash
    provided by operating activities:
           Depreciation and amortization                    14,288       46,014       11,504        26,227

         Provision for doubtful accounts                     4,000      364,274       91,069       223,826

         Changes in operating assets and liabilities:
              Accounts receivable                           (4,317)    (417,101)    (187,900)     (671,322)

              Unbilled accounts receivable                (152,706)     (70,516)     (40,605)     (504,315)

              Other receivables                            (42,675)     (36,734)      (1,300)       (4,250)

              Accounts payable                             433,192      (35,370)     (14,490)      551,259

              Accrued expenses and other current             4,808       57,810       51,981       105,378
            liabilities
              Net cash provided by  operating              393,921      376,257       35,569       143,095
                 activities
 CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment                  (35,928)    (188,724)     (61,405)      (66,253)

      Other                                                (25,000)     (33,101)     (33,101)     (109,650)

              Net cash used in investing activities        (60,928)    (221,825)     (94,506)     (175,905)

 CASH FLOWS FROM FINANCING ACTIVITIES:
      (Repayments on) proceeds from note payable                 0      (12,537)           0        31,000

      (Payments to) advances from related party            (47,880)     (265,517)     36,350       221,286

              Net cash (used in) provided by
                 financing activities                      (47,880)     (278,054)     36,350       252,286

 NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS
                                                           285,113      (123,622)     (22,587)     219,478


 CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             95,856       219,478       219,478           0

 CASH AND CASH EQUIVALENTS, END OF PERIOD                 $380,969     $  95,856      $196,891     219,478


 SUPPLEMENTAL CASH FLOW DISCLOSURES:
      Cash paid for interest                              $    252  $    1,153    $       310  $          0

        The accompanying notes are an integral part of these statements.


                           INTERNATIONAL INTERCONNECT, INC.


                                  NOTES TO FINANCIAL STATEMENTS

  1.  ORGANIZATION AND NATURE OF BUSINESS

    International InterConnect, Inc. (the "Company") was incorporated in the state of Florida in May 1994. The Company provides domestic and international long-distance telephone services throughout the world.
    The Company provides these services via international callback.


  2.  SIGNIFICANT ACCOUNTING POLICIES


    PRESENTATION AND USE OF ESTIMATES


    The accompanying financial statements include the accounts of the Company and are prepared on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


    QUARTERLY INFORMATION


    The balance sheet as of March 31, 1998 and the statements of operations and cash flows for the three months ended March 31, 1997 and 1998 are unaudited and have been prepared by the management of the Company in accordance with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the statements contain all adjustments (consisting of only normal recurring items) necessary for the fair presentation of the financial position and results of operations for the interim periods. The results of operations for the three months ended March 31, 1998 are not necessarily indicative of the results to be expected for the entire year.


    SOURCE OF SUPPLIES


    The Company owns telecommunication switches; however, the Company does not own a transmission network and, accordingly, relies on facilities-based long-distance carriers to provide transmission of its subscribers' long-distance calls. The Company currently purchases wholesale minutes from several carriers to provide the least costly routing and redundancy.


    On February 13, 1997, under the World Trade Organization agreement, certain countries tentatively agreed to significant modifications to international telecommunications regulations and tariffs. If these modifications are implemented as currently agreed, it may impact the results of operations of the Company.


    CREDIT RISK


    The Company's accounts receivable potentially subject the Company to credit risk, as collateral is generally not required. The Company's risk of loss is limited due to advance billings to individual customers for services, the use of preapproved charges to customer credit cards, and the ability to terminate access on delinquent accounts. The carrying amount of the company's receivables approximates their fair value.


    CASH AND CASH EQUIVALENTS


    The Company considers all short-term, highly liquid investments with an original maturity of three months or less to be cash equivalents.

    PROPERTY AND EQUIPMENT


    Property and equipment are stated at cost. Expenditures for improvements are capitalized as property. Replacements, maintenance, and repairs that do not improve or extend the lives of the respective assets are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. Leasehold improvements are amortized over the shorter of the expected lease term or the useful life. The estimated useful lives are as follows:


                  Telecommunications equipment                   Five years
                  Computer equipment                             Three years
                  Vehicles                                       Five years
                  Furniture and fixtures                         Five years

    Leasehold improvements are amortized using the straight-line method over the shorter of the service lives of the improvements or the remaining term of the lease.

    LONG-LIVED ASSETS

    The Company periodically reviews the values assigned to long-lived assets such as property and equipment to determine whether any impairment is other than temporary. Management believes that the long-lived assets on the accompanying balance sheet are appropriately valued.

    INCOME TAXES

    The shareholder of the Company has elected to have the Company treated as an S corporation. The Internal Revenue Code and certain applicable state statutes provide that the income and expenses of an S corporation are not taxable separately to the corporation but rather accrue directly to the shareholders. Accordingly, no provisions for federal and certain state income taxes related to the Company have been made in the accompanying financial statements.

    REVENUE RECOGNITION

    Revenues are recognized as services are provided to customers. The Company records revenue for long-distance services provided to customers, but not yet billed. Approximately $575,000 and $504,000 of unbilled revenue is included in the current assets section in the accompanying balance sheet as of December 31, 1997 and 1996, respectively.

    ADVERTISING COSTS

    The Company expenses all advertising costs as incurred.

    DUE TO RELATED PARTY

    This balance represents amounts due to the Company's shareholder, net of any advances.


  3.  PROPERTY AND EQUIPMENT

    The major classes of property and equipment at December 31, 1997 and 1996 are as follows:




                                                                                     1997           1996


                         Telecommunications equipment                             $169,203        $ 36,891
                         Computer equipment                                         65,088          20,134
                         Vehicles                                                   31,000          31,000
                         Leasehold improvements                                     28,461          18,303
                         Furniture and fixtures                                      1,815             515
                         Property and equipment                                    295,567         106,843
                         Less accumulated depreciation                             (94,829)        (48,815)

                                                                                  $200,738        $  58,028

  4.  COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES

    The Company leases office space under a noncancelable operating lease. This lease expires at the end of the first quarter of 1998. Rent expense under operating leases was not material for the years ended December 31, 1997 and 1996, respectively.

    The Company will continue the lease on a month-to-month basis until such time as the company closes on a new commitment for office space at another location, currently in process.

    LEGAL PROCEEDINGS

    The Company is subject to legal proceedings and claims that arise in the ordinary course of business. There are no pending legal proceedings to which the Company is a party that management believes will have a material adverse affect on the financial position or results of operation of the Company.


  5.  SHAREHOLDER'S EQUITY

      The Company has 7,500 shares of common stock ($1 par value) authorized, of which 100 shares are issued and outstanding. The Company was capitalized with an initial contribution of $100.


  6.  LOAN FROM BANK

      The Company has a car loan with SunTrust Bank in connection with the purchase of a vehicle. The loan bears interest at 4%, and payments are made monthly in the amount of $572. The loan matures December 2001, and interest expense is recorded in selling, general, and administrative expenses in the accompanying income statements.


  7.  SUBSEQUENT EVENTS

      Acquisition of the Company

      In May 1998, the Company signed a letter of intent for a proposed merger with Worldport Communications, Inc. ("Worldport") whereby Worldport agreed to purchase the Company for approximately $0.8 million in cash and approximately 795,000 shares of Worldport common stock (of which $250,000 was placed in escrow). The acquisition is expected to close in the third quarter of 1998.